UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2023

ZimVie Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41242	87-2007795
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10225 Westmoor Drive Westminster, Colorado	80021
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 303 443-7500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ZIMV	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On December 15, 2023, ZimVie Inc., a Delaware corporation (“ZimVie”), ZEB Buyer, LLC, a Delaware limited liability company (“Purchaser”), and Zimmer Biomet Spine, Inc., a Delaware corporation (the “Transferred Company”), entered into an Equity Purchase Agreement (the “Purchase Agreement”). Pursuant to the terms and subject to the conditions set forth in the Purchase Agreement, Purchaser has agreed to acquire from ZimVie or one of its wholly owned subsidiaries all of the issued and outstanding equity interests of the Transferred Company (the “Transaction”), which after giving effect to certain pre-closing actions contemplated by the Purchase Agreement will hold ZimVie’s spine business (the “Business”).

Notwithstanding the foregoing, ZimVie has not agreed to sell the portion of the Business conducted in France (the “French Business”), but has been granted a put option (the “French Put Option”) to sell the French Business to Purchaser, which may be exercised by ZimVie subject to, and only following the completion of, required works council consultations in France.

The purchase price to be paid to ZimVie in connection with the Transaction is $375,000,000, comprised of $315,000,000 in cash, subject to certain customary adjustments as set forth in the Purchase Agreement, and $60,000,000 in the form of a subordinated promissory note payable by Purchaser to ZimVie (the “Seller Note”). The Seller Note will accrue interest at a rate equal to 10% per annum, compounded semiannually (which interest will be paid in kind by increasing the aggregate principal amount of the Seller Note), allow for optional prepayment by Purchaser at any time (subject to the payment subordination provisions set forth therein) and mature at the earlier of (i) five and a half years following the closing of the Transaction and (ii) the occurrence of certain change of control events. In addition, Purchaser will be obligated to prepay the Seller Note under certain conditions.

The Purchase Agreement provides that completion of the Transaction is subject to the satisfaction or waiver of customary closing conditions, including, among other things, obtaining certain required regulatory approvals. In addition, Purchaser’s obligation to consummate the Transaction is further conditioned upon the exercise by ZimVie of the French Put Option.

The Purchase Agreement contains representations, warranties and covenants related to the Business and the Transaction, which ZimVie believes are customary for transactions of this type.

The Purchase Agreement includes customary termination provisions for both ZimVie and Purchaser. Both ZimVie and Purchaser will have the right to terminate the Purchase Agreement if the closing has not occurred on or prior to June 15, 2024, subject to a three-month extension (to September 15, 2024) in the event that conditions relating to specified regulatory approvals have not been satisfied as of that date.

The representations and warranties of ZimVie and Purchaser contained in the Purchase Agreement have been made solely for the benefit of the parties to the Purchase Agreement. In addition, such representations and warranties (i) have been made only for purposes of the Purchase Agreement, (ii) have been qualified by confidential disclosures made to Purchaser in connection with the Purchase Agreement, (iii) are subject to materiality qualifications contained in the Purchase Agreement which may differ from what may be viewed as material by investors, (iv) were made only as of the date of the Purchase Agreement or such other date as is specified in the Purchase Agreement, (v) have been included in the Purchase Agreement for the purpose of allocating risk between ZimVie and Purchaser rather than establishing matters as facts and (vi) will not survive consummation of the Transaction. Accordingly, the Purchase Agreement is included with this filing only to provide investors with information regarding the terms of the Purchase Agreement, and not to provide investors with any other factual information regarding ZimVie or Purchaser or their respective subsidiaries, affiliates or businesses. Investors should not rely on the representations and warranties or any descriptions thereof as characterizations of the actual state of facts or condition of ZimVie or Purchaser or any of their respective subsidiaries, affiliates or businesses. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in ZimVie’s public disclosures. The Purchase Agreement should not be read alone, but should instead be read in conjunction with other information regarding the parties, the Transaction and other documents that ZimVie will file with the U.S. Securities and Exchange Commission (the “SEC”).

The foregoing description of the Purchase Agreement is not complete and is qualified in its entirety by reference to the Purchase Agreement, which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On December 18, 2023, ZimVie issued a press release with an affiliate of H.I.G. Capital announcing the entry into the Purchase Agreement. A copy of the joint press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

Additionally, on December 18, 2023, ZimVie made available an investor presentation in connection with the announcement of the Transaction. A copy of the presentation is furnished as Exhibit 99.2 hereto and is incorporated herein by reference.

The information in Item 7.01 of this Current Report on Form 8-K, including Exhibits 99.1 and 99.2 attached hereto, is being furnished to the SEC and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. This information shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, but are not limited to, statements concerning ZimVie’s expectations, plans, prospects and product and service offerings, including expected benefits, opportunities, and other prospects if the spine business is divested. Such statements are based upon the current beliefs, expectations, and assumptions of management and are subject to significant risks, uncertainties, and changes in circumstances that could cause actual outcomes and results to differ materially from the forward-looking statements. These risks, uncertainties and changes in circumstances include, but are not limited to: uncertainties as to the timing of the sale of the Business and the risk that the Transaction may not be completed in a timely manner or at all; the possibility that any or all of the conditions to the consummation of the sale of the Business may not be satisfied or waived; the effect of the announcement or pendency of the Transaction on ZimVie’s ability to retain and hire key personnel and to maintain relationships with customers, suppliers and other business partners; and risks related to diverting management’s attention from ZimVie’s ongoing business operations and uncertainties and matters beyond the control of management. For a list and description of other such risks, uncertainties and changes in circumstances, see ZimVie’s periodic reports filed with the SEC. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in ZimVie’s filings with the SEC. Forward-looking statements speak only as of the date they are made, and ZimVie disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. Readers of this Current Report on Form 8-K are cautioned not to rely on these forward-looking statements, since there can be no assurance that these forward-looking statements will prove to be accurate. This cautionary note is applicable to all forward-looking statements contained in this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description

2.1*	Equity Purchase Agreement, dated as of December 15, 2023, among ZimVie Inc., ZEB Buyer, LLC and Zimmer Biomet Spine, Inc.

99.1	Joint Press Release, dated December 18, 2023

99.2	Investor Presentation, dated December 18, 2023

104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document

*

Schedules and exhibits to this exhibit have been omitted pursuant to Item 601(b)(2) of Regulation S-K. ZimVie hereby undertakes to furnish copies of any of the omitted schedules and exhibits upon request by the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZimVie Inc.

Date: December 18, 2023	By:	/s/ Heather Kidwell
	Name:	Heather Kidwell
	Title:	Senior Vice President, Chief Legal, Compliance and Human Resources Officer and Corporate Secretary

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